                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Company Doctor on Form S-8, of our report dated August 8, 1997 appearing in the annual report on Form 10-KSB of The Company Doctor and Subsidiaries for the year ended June 30, 1997.


                                       /s/ Ehrhardt Keefe Steiner & Hottman PC

April 29, 1998
Denver, Colorado